Exhibit 10.6

POWELL INDUSTRIES, INC.

2014 EQUITY INCENTIVE PLAN

NOTICE OF STOCK OPTION AWARD

Subject to the terms and conditions of this Notice of Stock Option Award (this "Notice"), the Stock Option Award Agreement attached hereto (the "Award Agreement"), and the Powell Industries, Inc. 2014 Equity Incentive Plan (the "Plan"), the below individual (the "Participant") is hereby granted an option (the "Option") to purchase the below number of Shares of common stock in Powell Industries, Inc. (the "Company").  Unless otherwise specifically indicated, all terms used in this Notice shall have the meaning as set forth in the Award Agreement or the Plan.

Identifying Information:

Participant Name:		Date of Grant:
and Address:		Vesting Commencement Date:
Exercise Price per Share:
Type of Option:	☐ Nonstatutory Stock Option ☐ Incentive Stock Option	Total Number of Shares ("Optioned Shares"):
Expiration Date:	[Insert 10 years from Date of Grant]

Vesting Schedule:

Subject to the Participant's continuous service as a Service Provider, the Optioned Shares shall vest over a [___]-year period in accordance with the following vesting schedule (the "Vesting Schedule"):

Vesting Date	Nonforfeitable Percentage
1st anniversary of the Vesting Commencement Date	25% shall vest, combined total of 25% vested
2nd anniversary of the Vesting Commencement Date	25% shall vest, combined total of 50% vested
3rd anniversary of the Vesting Commencement Date	25% shall vest, combined total of 75% vested
4th anniversary of the Vesting Commencement Date	25% shall vest, combined total of 100% vested

[Notwithstanding the foregoing, the Optioned Shares shall automatically become fully vested upon the earlier of: (i) the Participant’s Disability, (ii) the Participant’s death, and (iii) immediately prior to the closing of a Change in Control of the Company.]

Maximum Exercise Period:

Pursuant to Section 4 of the Award Agreement and Section 7(d) of the Plan, the post-termination exercise period shall be:

Event Triggering Termination of Option	Max Time to Exercise Following Triggering Event
Termination of Service Provider status (except as provided below)	30 days
Termination of Service Provider status due to Disability	12 months
Termination of Service Provider status due to death	12 months

[SIGNATURES ON NEXT PAGE]

By the Participant's signature and the signature of the Company's representative below, the Participant and Company agree that the Option granted herein is governed by the terms and conditions of this Notice, the Award Agreement and the Plan.

POWELL INDUSTRIES, INC.
By:
Its:
Dated:

PARTICIPANT ACKNOWLEDGMENT

The Participant acknowledges receipt of a copy of this Notice, the Award Agreement and the Plan and represents that he or she is familiar with the provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof.  The Participant has reviewed this Notice, the Award Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of legal counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Award Agreement and the Plan.  The Participant hereby agrees that all questions of interpretation and administration relating to this Notice, the Award Agreement and the Plan shall be solely resolved by the Company’s Board.

The Participant hereby acknowledges that he has had the opportunity to review with his own tax advisors the tax consequences of receiving this Notice, the Award Agreement and the Plan, and the transactions contemplated thereby, including any U.S. federal, state and local tax laws, and any other applicable taxing jurisdiction, prior to executing this Notice.  Participant attests that he is relying solely on such advisors and not on any statements or representations of the Company or any of its agents or affiliates.  Further, Participant hereby acknowledges and understands that he (and not the Company) shall be solely responsible for his tax liability that may arise as a result of receiving this Notice and the Award Agreement.

PARTICIPANT:

Signature

Print Name
Dated:

POWELL INDUSTRIES, INC.

2014 EQUITY INCENTIVE PLAN

STOCK OPTION AWARD AGREEMENT

Subject to the terms and conditions of the Notice of Stock Option Award (the "Notice"), this Stock Option Award Agreement (this "Award Agreement") and the 2014 Equity Incentive Plan (the "Plan"), Powell Industries, Inc. (the "Company") hereby grants the individual set forth in the Notice (the "Participant") an option (the "Option") to purchase shares of the Company’s common stock.  Unless otherwise specifically indicated, all terms used in this Award Agreement shall have the meaning as set forth in the Notice or the Plan.

1.Grant of the Option.  The principal features of the Option, including the number of Optioned Shares subject to the Option, are set forth in the Notice.

2.Vesting Schedule.  Subject to the Participant’s continuous service as a Service Provider, the Optioned Shares shall vest in accordance with the Vesting Schedule provided in the Notice.

3.Risk of Forfeiture.  The Optioned Shares shall be subject to a risk of forfeiture until such time the risk of forfeiture lapses in accordance with the Vesting Schedule.  All or any portion of the Optioned Shares subject to a risk of forfeiture shall automatically be forfeited and immediately returned to the Company if Participant's continuous status as a Service Provider is interrupted or terminated for any reason other than as permitted under the Plan.  Additionally, and notwithstanding anything in the Notice or this Award Agreement to the contrary, the vested and unvested Optioned Shares shall be forfeited if the Participant’s continuous service as a Service Provider is terminated for Cause or if the Participant breaches (as determined by the Board) any provisions of the Notice, this Award Agreement or the Plan.  The Company shall implement any forfeiture under this Section 3 in a unilateral manner, without Participant's consent, and with no payment to Participant, cash or otherwise, for the forfeited Optioned Shares.

4.Exercise of Option.

(a)Right to Exercise.  The Optioned Shares shall be exercisable during its term cumulatively according to the Vesting Schedule set forth above and the applicable provisions of the Plan; however, the Optioned Shares shall not be exercised for a fraction of a Share.  Additionally, and notwithstanding anything in the Notice, this Award Agreement, the Plan or any other agreement to the contrary, the Participant's right to exercise vested Optioned Shares shall automatically expire, and the vested Optioned Shares shall automatically terminate, upon the end of the period (the "Maximum Exercise Period") prescribed in the Notice following the earliest of these events: (i) the termination of the status of the Participant as a Service Provider (except as provided below); (ii) the termination of the status of the Participant as a Service Provider due to Disability; and (iii) the termination of the status of the Participant as a Service Provider due to death.  As provided under the Plan, and notwithstanding anything to the contrary, all Optioned Shares shall automatically expire and terminate upon the Expiration Date (as set forth in the Notice) to the extent not then exercised.  Thereafter, no vested Optioned Shares may be exercised.

(b)Method of Exercise.  The Option shall be exercisable to the extent then vested by delivery of a written exercise notice in a form acceptable to the Administrator (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company.  The Exercise Notice shall be signed by the Participant (or by the Participant’s beneficiary or other person entitled to exercise the Option in the event of the Participant’s death under the Plan) and shall be delivered in person or by certified mail to the Secretary of the Company.  The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Shares exercised.  The Option shall be deemed to be exercised as of the date (the "Exercise Date"): (i) the date the Company receives (as determined by the Administrator in its sole, but reasonable, discretion) the fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price, and (ii) all other applicable terms and conditions of the Award Agreement are satisfied in the sole discretion of the Administrator.

(c)Approval by Shareholders and Compliance Restrictions on Exercise.  Notwithstanding any other provision of this Award Agreement to the contrary, no portion of the Option shall be exercisable at any time prior to the approval of the Plan by the shareholders of the Company.  No Shares shall be issued pursuant to the exercise of an Option unless the issuance and exercise, including the form of consideration used to pay the Exercise Price, comply with Applicable Laws.

(d)Issuance of Shares.  After receiving the Exercise Notice, the Company shall cause to be issued a certificate or certificates for the Shares as to which the Option has been exercised, registered in the name of the person exercising this Option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship).  The Company shall cause the certificate or certificates to be deposited in escrow or delivered to or upon the order of the person exercising the Option.

5.Method of Payment.  Payment of the aggregate Exercise Price shall be by any of the following forms of consideration, or a combination thereof, at the election of the Participant:

(a)cash or check;

(b)if approved by the Administrator (in its sole discretion), consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan or a net exercise feature; or

(c)if approved by the Administrator (in its sole discretion), surrender of other Shares which, if accepted by the Company, would not subject the Company to adverse accounting as determined by the Administrator.

6.Non-Transferability of Option.  The Option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) in any manner otherwise than by will or by the laws of descent or distribution, shall not be subject to sale under execution, attachment, levy or similar process and may be exercised during the lifetime of the Participant only by the Participant.  The terms of the Notice, this Award Agreement and the Plan shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

7.Term of Option.  The Option shall in any event expire on the Expiration Date set forth in the Notice, and may be exercised prior to the Expiration Date only in accordance with the Plan and the terms of this Award Agreement.

8.Tax Obligations.

(a)Withholding Taxes.  The Participant shall make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining the Participant) for the satisfaction of all U.S. Federal, state, local and non-U.S. income and employment tax withholding requirements applicable to the Option exercise.  The Participant hereby acknowledges, understands and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if the withholding amounts are not delivered at the time of exercise.

(b)Notice of Disqualifying Disposition of Shares.  If the Option granted to the Participant herein is designated as an Incentive Stock Option, and if the Participant sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of: (i) the date two years after the Date of Grant and (ii) the date one year after the date of exercise, the Participant shall immediately notify the Company in writing of such disposition.  The Participant hereby acknowledges and agrees that the Participant may be subject to income tax withholding by the Company on the compensation income recognized by the Participant in connection with the exercise of the Option.

9.Adjustment of Shares.  In the event of any transaction described in Section 15(a) of the Plan, the terms of the Option (including, without limitation, the number and kind of the Optioned Shares and the Exercise Price) may be adjusted as set forth therein.  This Award Agreement shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer any part of its business or assets.

10.Legality of Initial Issuance.  No Shares shall be issued upon the exercise of the Option unless and until the Company has determined that: (i) the Company and the Participant have taken all actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof, if applicable; (ii) all applicable listing requirements of any stock exchange or other securities market on which the Shares are listed has been satisfied; and (iii) any other applicable provision of state or U.S. federal law or other Applicable Laws has been satisfied.

11.No Registration Rights.  The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other Applicable Laws.  The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Award Agreement to comply with any law.

12.Restrictions.  Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on share certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with Applicable Laws.

13.Notice.  Any notice required by the terms of this Award Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid.  Notice shall be addressed to the Company at its principal executive office and to the Participant at the address that he or she most recently provided to the Company.

14.Successors and Assigns.  Except as provided herein to the contrary, this Award Agreement shall be binding upon and inure to the benefit of the parties to this Award Agreement, their respective successors and permitted assigns.

15.No Assignment.  Except as otherwise provided in this Award Agreement, the Participant shall not assign any of his or her rights under this Award Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion.  The Company shall be permitted to assign its rights or obligations under this Award Agreement, but no such assignment shall release the Company of any obligations pursuant to this Award Agreement.

16.Severability.  The validity, legality or enforceability of the remainder of this Award Agreement shall not be affected even if one or more of the provisions of this Award Agreement shall be held to be invalid, illegal or unenforceable in any respect.

17.Administration.  Any determination by the Administrator in connection with any question or issue arising under the Plan or this Award Agreement shall be final, conclusive, and binding on the Participant, the Company, and all other persons.

18.Spousal Consent.  To the extent Participant is married, Participant agrees to (i) provide Participant's spouse with a copy of this Award Agreement prior to its execution by Participant and (ii) obtain such spouse's consent to this Award Agreement as evidenced by such spouse's execution of the Spousal Consent attached hereto as Exhibit A.

19.Venue.  The Company, the Participant and the Participant's assignees agree that any suit, action or proceeding arising out of or related to the Notice, this Award Agreement or the Plan shall be brought in the United States District Court for the Southern District of Texas (or should such court lack jurisdiction to hear such action, suit or proceeding, in a state court in Harris County) and that all parties shall submit to the jurisdiction of such court.  The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court.  If any one or more provisions of this Section 19 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

20.Headings.  The section headings in this Award Agreement are inserted only as a matter of convenience, and in no way define, limit or interpret the scope of this Award Agreement or of any particular section.

21.Counterparts.  This Award Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

22.Entire Agreement; Governing Law.  The provisions of the Plan are incorporated herein by reference.  The Notice, this Award Agreement and the Plan constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant.  This Award Agreement is governed by the laws of the State of Texas applicable to contracts executed in and to be performed in that State.

23.No Guarantee of Continued Service.  THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER).  THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE OPTION GRANTED HEREUNDER, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH THE PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

*     *     *     *     *

EXHIBIT A

POWELL INDUSTRIES, INC

2014 EQUITY INCENTIVE PLAN

STOCK OPTION AWARD AGREEMENT

SPOUSAL CONSENT

I, the undersigned, hereby certify that:

1. I am the spouse of _______________________.

2.Each of the undersigned and the undersigned’s spouse is a resident of ________________.

3.I have read the Powell Industries, Inc. 2014 Equity Incentive Plan and the Stock Option Award Agreement (the "Agreement"), by and between Powell Industries, Inc. (the "Company"), and my spouse.  I have had the opportunity to consult independent legal counsel regarding the contents of the Plan and Agreement.

4.I understand the terms and conditions of the Award Agreement and the Plan.

5.I hereby consent to the terms of the Agreement and the Plan and to their application to and binding effect upon any community property or other interest I may have in the Option (it being understood that this Spousal Consent shall in no way be construed to create any such interest).  I agree that I will take no action at any time to hinder the operation of the transactions contemplated in and by the Agreement and the Plan.

IN WITNESS WHEREOF, this Spousal Consent has been executed as of _____________, 2014.

Name:
Signature
Print Name